UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

Dreyfus Manager Funds II
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2015

Dreyfus Manager Funds II

-           Dreyfus Balanced Opportunity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Balanced Opportunity Fund

ANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Balanced Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Opportunity Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Keith Stransky, Brian Ferguson, Sean Fitzgibbon, and David Bowser, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Dreyfus Balanced Opportunity Fund’s Class A shares, Class C shares, Class I shares, Class J shares, and Class Z shares produced total returns of 1.84%, 1.05%, 2.07%, 2.07%, and 1.96%, respectively.1 In comparison, the fund’s benchmarks, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index, produced total returns of 2.76% and 0.97%, respectively, for the same period. Separately, a customized blended index composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index, produced a total return 2.27%.2

U.S. stock and bond markets posted mildly positive results for the reporting period amid shifting economic sentiment.

The Fund’s Investment Approach

The fund seeks high total return, through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. When allocating assets, we assess the relative return and risk of each asset class, general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.

Among stocks, we strive to create a broadly diversified portfolio that includes a blend of growth and value stocks. Using quantitative and fundamental research, we look for companies with leading market positions, competitive or technological advantages, high returns on equity and assets, good growth prospects, attractive valuations, and strong management teams.

The fund normally invests between 25% and 50% of its assets in fixed-income securities and invests principally in fixed income securities that, at the time of purchase, are rated investment grade (Baa/BBB or higher) or the non-rated equivalent as determined by The Dreyfus Corporation (“Dreyfus”), and in securities that are issued or guaranteed by the U.S. government (including its agencies and instrumentalities), including Treasury inflation-protected securities (TIPS). We may invest up to 5% of the fund’s assets in securities rated below investment grade (but not lower than B) or the non-rated equivalent as determined by Dreyfus at the time of purchase and up to 10% in bonds from foreign issuers that are denominated in U.S. dollars or foreign currencies, but will limit its investment in bonds issued by foreign issuers that are denominated in foreign currencies to no more than 5% of the fund’s assets. The fund has no limit with respect to its portfolio maturity or duration.

Economic Concerns Sparked Market Turmoil

Robust employment gains drove the S&P 500 Index higher through the end of February 2015, until it faltered in March due to sluggish economic growth over the winter. Stocks resumed their advance when the U.S. economy regained traction in the spring. A debt crisis in Greece and slowing growth in China sent U.S. stock prices lower over the summer, but

DISCUSSION OF FUND PERFORMANCE (continued)

strong earnings reports in the fall enabled the equity benchmark to end the reporting period with a modest gain.

Bonds also produced generally mildly positive returns amid uncertainty regarding the timing of widely expected short-term interest rate hikes. U.S. government securities generally fared better than corporate bonds.

Fund Holdings Produced Mixed Results

An emphasis on stocks over bonds helped the fund participate more fully in stock market gains, as did our decision to avoid international stocks and bonds. The fund’s stock portfolio outperformed the S&P 500 Index, partly due to strong stock selections in the energy sector, where refiners and high-quality oil companies declined less than sector averages as commodity prices fell. Mergers-and-acquisitions activity drove stock prices higher for consumer staples holdings Coca-Cola Enterprises and Molson Coors Brewing, and we held underweighted positions in slower-growing companies that lagged market averages. Among materials producers, a focus on U.S. aggregate producers buoyed relative results as domestic infrastructure construction trends improved. Disappointments included the consumer discretionary and information technology sectors, where the fund held underweighted positions in some of the expensively valued, growth-oriented companies that led the market.

The fund’s bond portfolio slightly lagged the Barclays U.S. Aggregate Bond Index, mainly due to weakness among corporate bonds from companies in the metals and energy pipeline industries. The portfolio achieved better results from asset-backed securities and commercial mortgage-backed securities.

Maintaining an Emphasis on Equities

We remain more optimistic regarding prospects for stocks in a growing U.S. economy than we do for bonds. We have focused on companies that we expect to benefit from moderate growth and low inflation, resulting in overweighted exposure to the financials, energy, and materials sectors and relatively light positions in the utilities, consumer discretionary, and information technology sectors. With respect to the fund’s bond portfolio, the Federal Reserve Board implemented a short-term interest rate hike after the reporting period ended, but that policy shift was already reflected by bond prices. We expect future rate hikes to be modest and gradual, and we have maintained a mildly constructive investment posture.

December 17, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  SOURCE: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index. Source for customized blended index is FactSet.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Opportunity Fund Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares with the Standard & Poor’s 500 Composite Stock Price Index, the Barclays U.S. Aggregate Bond Index and the Customized Blended Index

† Source: Lipper Inc.
†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class J and Class Z shares of Dreyfus Balanced Opportunity Fund on 11/30/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the Barclays U.S. Aggregate Bond Index (the “Barclays Index”) and a hybrid Customized Blended Index (60% S&P 500 and 40% Barclays Index) on that date, All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. The Barclays Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. The Customized Blended Index is 60% S&P 500 Index and 40% Barclays Index. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/15
	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	-4.00%	7.96%	4.79%
without sales charge	1.84%	9.24%	5.41%
Class C shares
with applicable redemption charge †	0.11%	8.41%	4.61%
without redemption	1.05%	8.41%	4.61%
Class I shares	2.07%	9.51%	5.66%
Class J shares	2.07%	9.46%	5.63%
Class Z shares	1.96%	9.31%	5.50%
Standard & Poor’s 500 Composite Stock Price Index	2.76%	14.38%	7.48%
Barclay U.S. Aggregate Bond Index	0.97%	3.09%	4.65%
Customized Blended Index	2.27%	9.95%	6.64%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Opportunity Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class J	Class Z
Expenses paid per $1,000†	$ 5.99	$ 9.71	$ 4.74	$ 4.74	$ 5.19
Ending value (after expenses)	$ 990.30	$ 986.50	$ 991.70	$ 991.20	$ 990.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class J	Class Z
Expenses paid per $1,000†	$ 6.07	$ 9.85	$ 4.81	$ 4.81	$ 5.27
Ending value (after expenses)	$ 1,019.05	$ 1,015.29	$ 1,020.31	$ 1,020.31	$ 1,019.85

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I, .95% for Class J and 1.04% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2015

Bonds and Notes—29.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—1.0%
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. C	2.15	3/9/20	585,000		584,714
AmeriCredit Automobile Receivables Trust, Ser. 2015-3, Cl. C	2.73	3/8/21	435,000		434,131
Capital Auto Receivables Asset Trust, Ser. 2014-1, Cl. C	2.84	4/22/19	395,000		399,692
DT Auto Owner Trust, Ser. 2014-1A, Cl. C	2.64	10/15/19	420,000	[a]	421,071
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. B	2.14	6/20/19	155,000		154,657
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. C	2.50	6/20/19	450,000		446,134
Santander Drive Auto Receivables Trust, Ser. 2012-6, Cl. C	1.94	4/16/18	293,708		294,388
Santander Drive Auto Receivables Trust, Ser. 2012-3, Cl. C	3.01	4/16/18	132,663		133,213
					2,868,000
Commercial Mortgage Pass-Through Ctfs.—1.5%
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-T28, Cl. A4	5.74	9/11/42	173,160	[b]	182,940
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/48	555,000		555,287
Commercial Mortgage Trust, Ser. 2013-WWP, Cl. B	3.73	3/10/31	650,000	[a]	665,280
Commercial Mortgage Trust, Ser. 2013-LC13, Cl. B	5.01	8/10/46	380,000	[a,b]	421,454
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. B	4.18	9/15/37	430,000	[a]	446,043
Credit Suisse Mortgage Trust, Ser. 2014-USA Cl. C	4.34	9/15/37	240,000	[a]	243,371
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. CFX	3.49	12/15/19	655,000	[a,b]	648,839
Hilton USA Trust, Ser. 2013-HLT, Cl. BFX	3.37	11/5/30	725,000	[a]	725,780
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C13, Cl. B	4.91	11/15/46	335,000	[b]	362,385
					4,251,379

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary—1.1%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	55,000		57,297
21st Century Fox America, Gtd. Notes	6.65	11/15/37	175,000		207,276
Comcast, Gtd. Notes	6.50	11/15/35	135,000		172,080
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	355,000	[a]	383,419
CVS Pass-Through Trust, Pass Thru Certificates Notes	8.35	7/10/31	507,216	[a]	642,368
NBCUniversal Media, Gtd. Notes	5.15	4/30/20	240,000		270,569
Sky, Gtd. Notes	3.75	9/16/24	465,000	[a]	462,508
Time Warner, Gtd. Debs.	5.35	12/15/43	530,000		548,253
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	215,000	[a]	207,060
					2,950,830
Consumer Staples—.9%
Altria Group, Gtd. Notes	10.20	2/6/39	20,000		33,092
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	240,000		238,961
HJ Heinz, Gtd. Notes	3.95	7/15/25	215,000	[a]	219,865
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	500,000	[a]	521,932
Reynolds American, Gtd. Bonds	3.75	5/20/23	205,000	[a]	207,222
Reynolds American, Gtd. Notes	4.85	9/15/23	555,000		597,793
Wallgreens Boots Alliance, Gtd. Notes	3.80	11/18/24	345,000		339,068
Wm. Wrigley Jr., Sr. Unscd. Notes	3.38	10/21/20	270,000	[a]	277,975
					2,435,908
Energy—1.1%
BP Capital Markets, Gtd. Notes	2.32	2/13/20	460,000		460,939
Continental Resources, Gtd. Notes	5.00	9/15/22	225,000		197,719

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy (continued)
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	440,000		409,915
Energy Transfer Partners, Sr. Unscd. Notes	5.95	10/1/43	220,000		186,537
Ensco, Sr. Unscd. Notes	4.50	10/1/24	240,000		187,783
EQT, Sr. Unscd. Notes	8.13	6/1/19	225,000		256,732
Kinder Morgan Energy Partners, Sr. Unscd. Notes	5.00	3/1/43	235,000		165,625
Kinder Morgan Energy Partners, Sr. Unscd. Notes	6.55	9/15/40	205,000		177,547
Spectra Energy Partners, Sr. Unscd. Notes	2.95	9/25/18	90,000		90,120
Spectra Energy Partners, Sr. Unscd. Notes	4.75	3/15/24	75,000		76,601
Talisman Energy, Sr. Unscd. Bonds	3.75	2/1/21	170,000		157,688
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/23	215,000		214,899
Williams Partners, Sr. Unscd. Notes	3.35	8/15/22	285,000		243,210
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	145,000		128,761
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	60,000		51,250
					3,005,326
Financial—3.5%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	265,000	[a]	268,323
ACE INA Holdings, Gtd. Notes	5.80	3/15/18	45,000		49,209
American Express Credit, Sr. Unscd. Notes	2.60	9/14/20	185,000		186,005
Bank of America, Sr. Unscd. Notes	1.36	1/15/19	520,000	[b]	523,289
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	150,000		151,751
Bank of America, Sr. Unscd. Notes	3.88	8/1/25	80,000		82,026
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	500,000		517,487

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financial (continued)
Bank of America, Sub. Notes	4.25	10/22/26	85,000		85,502
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	290,000		326,184
Bank of America, Sr. Unscd. Notes	5.70	1/24/22	50,000		57,216
Capital One Bank USA, Sub. Notes	3.38	2/15/23	300,000		296,764
Cincinnati Financial, Sr. Unscd. Notes	6.13	11/1/34	169,000		197,100
Citigroup, Sr. Unscd. Notes	3.88	10/25/23	235,000		244,357
Citigroup, Sr. Unscd. Notes	4.50	1/14/22	180,000		194,655
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	260,000		265,666
Citigroup, Sr. Unscd. Notes	6.13	5/15/18	160,000		176,251
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	55,000	[a]	55,544
ERAC USA Finance, Gtd. Notes	7.00	10/15/37	210,000	[a]	258,415
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	1.17	3/12/19	765,000	[b]	749,365
General Electric Capital, Gtd. Notes	0.83	1/14/19	405,000	[b]	404,736
Goldman Sachs Group, Sr. Unscd. Notes	1.46	11/15/18	505,000	[b]	507,669
Goldman Sachs Group, Sr. Unscd. Notes	2.01	11/29/23	430,000	[b]	437,830
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	55,000		55,382
Goldman Sachs Group, Sr. Unscd. Notes	5.25	7/27/21	230,000		257,731
Health Care REIT, Sr. Unscd. Notes	5.13	3/15/43	235,000		238,970
HSBC Holdings, Sr. Unscd. Notes	4.00	3/30/22	295,000		311,411
JPMorgan Chase & Co., Sr. Notes	4.25	10/1/27	485,000		489,426
JPMorgan Chase & Co., Sr. Unscd. Notes	4.50	1/24/22	235,000		255,147

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financial (continued)
Morgan Stanley, Sr. Unscd. Bonds	3.70	10/23/24	85,000		86,540
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	220,000		228,039
Morgan Stanley, Sr. Unscd. Bonds	4.00	7/23/25	75,000		77,965
Morgan Stanley, Sr. Unscd. Notes	5.50	1/26/20	105,000		117,365
Omega Healthcare Investors, Gtd. Notes	5.25	1/15/26	185,000	[a]	190,391
Pacific LifeCorp, Sr. Unscd. Notes	5.13	1/30/43	150,000	[a]	154,363
PNC Bank, Sr. Unscd. Notes	2.20	1/28/19	250,000		251,546
Regency Centers, Gtd. Notes	5.88	6/15/17	157,000		166,241
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/25	210,000		212,901
Synchrony Financial, Sr. Unscd. Notes	3.75	8/15/21	210,000		211,787
UBS Group Funding, Gtd. Notes	4.13	9/24/25	200,000	[a]	201,280
Wells Fargo Bank & Co., Sub. Notes	4.30	7/22/27	320,000		329,920
					9,871,749
Foreign/Governmental—.3%
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	225,000		212,063
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	420,000		441,525
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	140,000		139,300
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/24	75,000	[c]	77,250
					870,138
Health Care—.6%
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/25	130,000		126,027
Anthem, Sr. Unscd. Notes	2.30	7/15/18	255,000		257,143
Becton Dickinson and Company, Sr. Unscd. Notes	3.73	12/15/24	90,000		91,806

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care (continued)
Becton Dickinson and Company, Sr. Unscd. Notes	4.69	12/15/44	60,000		61,136
Celgene, Sr. Unscsd. Notes	3.55	8/15/22	215,000		218,179
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/26	215,000		217,293
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	275,000		280,046
Medtronic, Sr. Unscd. Notes	4.63	3/15/45	260,000		267,564
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/25	215,000		210,390
					1,729,584
Industrial—.1%
Waste Management, Gtd. Notes	6.10	3/15/18	145,000		159,300
Information Technology—.1%
Hewlett Packard Enterprise, Gtd. Notes	4.40	10/15/22	240,000	[a]	241,815
Materials—.7%
Agrium, Sr. Unscd. Notes	3.38	3/15/25	155,000		143,713
Agrium, Sr. Unscd. Bonds	4.13	3/15/35	100,000		86,482
Freeport-McMoran Oil & Gas, Gtd. Notes	6.88	2/15/23	410,000		333,125
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	245,000		154,963
Glencore Funding, Gtd. Notes	4.63	4/29/24	230,000	[a]	174,812
LYB International Finance, Gtd. Notes	4.00	7/15/23	335,000		340,849
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	265,000		266,248
Rio Tinto Finance USA, Gtd. Notes	3.75	6/15/25	230,000		220,487
Vale Overseas, Gtd. Notes	4.38	1/11/22	240,000	[c]	200,570
					1,921,249

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Municipal Bonds—.5%
Chicago, GO (Project and Refunding Series)	6.31	1/1/44	85,000		82,659
Illinois, GO (Pension Funding Series)	5.10	6/1/33	150,000		142,425
Los Angeles Department of Water and Power, Revenue (Build America Bonds)	5.72	7/1/39	120,000		144,490
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue (Build America Bonds)	6.09	11/15/40	10,000		12,563
Metropolitan Transportation Authority, Revenue (Build America Bonds)	6.55	11/15/31	225,000		278,402
New Jersey Economic Development Authority School Facilities Construction Revenue	4.45	6/15/20	425,000		426,500
New York City, GO (Build America Bonds)	5.99	12/1/36	135,000		166,726
					1,253,765
Telecommunications—.3%
AT&T, Sr. Unscd. Notes	1.32	11/27/18	355,000	[b]	356,355
AT&T, Sr. Unscd. Notes	5.35	9/1/40	85,000		85,083
Rogers Communications, Gtd. Notes	4.10	10/1/23	205,000		213,934
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	210,000		235,127
					890,499
U.S. Government Agencies—1.6%
Federal Home Loan Mortgage Corp., Notes	4.88	6/13/18	855,000	[d]	933,546
Federal National Mortgage Association	3.00	5/1/30	1,223,503	[d]	1,268,578
Federal National Mortgage Association, Notes	0.88	12/20/17	2,305,000	[d]	2,298,044
					4,500,168

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/ Mortgage-Backed—7.9%
Federal Home Loan Mortgage Corp.:
3.50%, 12/1/41 - 11/1/44			4,581,719	[d]	4,750,678
5.00%, 4/1/39			379,827	[d]	425,197
5.50%, 4/1/22 - 1/1/36			222,605	[d]	245,626
Federal National Mortgage Association:
3.00%, 12/1/25 - 8/1/42			3,237,108	[d]	3,295,164
3.50%, 12/1/41 - 8/1/42			2,233,801	[d]	2,322,281
4.00%, 1/1/41 - 12/1/43			4,672,006	[d]	4,974,818
4.50%, 2/1/39 - 9/1/43			3,098,815	[d]	3,369,609
5.00%, 8/1/20 - 7/1/39			737,046	[d]	808,400
5.50%, 9/1/34 - 5/1/40			226,076	[d]	252,651
6.00%, 10/1/37 - 2/1/39			57,796	[d]	65,469
8.00%, 3/1/30			124	[d]	126
Government National Mortgage Association I; 5.50%, 4/15/33			34,611		39,456
Government National Mortgage Association II; 3.00%, 1/20/45			1,501,273		1,528,828
					22,078,303
U.S. Government Securities—7.9%
U.S. Treasury Bonds:
2.50%, 2/15/45			2,260,000	[c]	2,034,529
3.00%, 5/15/45			2,025,000		2,023,576
U.S. Treasury Floating Rate Notes:
0.19%, 10/31/16			1,160,000	[b]	1,160,291
0.21%, 7/31/16			270,000	[b]	270,120
0.21%, 4/30/17			225,000	[b,c]	224,904
U.S. Treasury Inflation Protected Securities 1.63%, 1/15/18			4,037,947	[e]	4,176,040
U.S. Treasury Notes:
0.63%, 7/31/17			1,925,000	[c]	1,917,706
0.88%, 7/15/18			1,595,000		1,584,066
1.13%, 6/15/18			2,050,000		2,050,480
1.38%, 9/30/20			3,565,000		3,518,348
1.63%, 7/31/20			2,220,000		2,218,613
1.75%, 9/30/22			740,000		728,871
					21,907,544

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities—.8%
Dominion Resources, Sr. Unscd. Notes	3.90	10/1/25	165,000	167,343
Duke Energy Carolinas, First Mortgage Bonds	5.25	1/15/18	95,000	102,497
Enel Finance International, Gtd. Notes	6.00	10/7/39	210,000 [a]	241,437
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	315,000	326,063
Iberdrola International, Gtd. Notes	6.75	7/15/36	205,000	252,308
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	105,000	108,469
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	125,000	130,145
Nevada Power, Mortgage Notes	6.50	8/1/18	90,000	100,417
NiSource Finance, Gtd. Notes	5.65	2/1/45	390,000	451,387
Sempra Energy, Sr. Unscd. Notes	6.50	6/1/16	215,000	220,801
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/37	25,000	32,724
				2,133,591
Total Bonds and Notes (cost $82,975,864)				83,069,148

Common Stocks—66.0%			Shares	Value ($)
Consumer Discretionary—5.6%
Amazon.com			1,782 [f]	1,184,674
Carnival			37,470	1,893,359
CBS, Cl. B			11,542	582,640
Comcast, Cl. A			11,380	692,587
Danaher			9,471	912,910
Hanesbrands			43,581	1,336,629
Home Depot			11,050	1,479,374
Interpublic Group of Companies			97,792	2,249,216
Omnicom Group			34,550 [c]	2,553,936
Staples			42,720	515,630
Time Warner			9,834	688,183

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Discretionary (continued)
Ulta Salon, Cosmetics & Fragrance	4,913	[f]	820,471
Viacom, Cl. B	14,598		726,834
			15,636,443
Consumer Staples—6.1%
Coca-Cola	19,713		840,168
ConAgra Foods	28,409		1,162,780
CVS Health	20,457		1,924,799
Estee Lauder, Cl. A	9,399		790,644
Kellogg	42,325		2,910,690
Molson Coors Brewing, Cl. B	31,457		2,894,988
Mondelez International, Cl. A	20,951		914,721
PepsiCo	43,379		4,344,841
Philip Morris International	14,265		1,246,618
			17,030,249
Energy—7.9%
Anadarko Petroleum	17,540		1,050,646
Cimarex Energy	1,881		223,877
Energen	3,750		222,338
EOG Resources	70,012		5,841,101
Occidental Petroleum	105,365		7,964,540
Phillips 66	40,325		3,690,947
Pioneer Natural Resources	1,558		225,521
Schlumberger	36,567		2,821,144
			22,040,114
Exchange-Traded Funds—.0%
iShares Russell 1000 Value ETF	1,123		113,131
Financial—16.6%
ACE	11,300		1,297,805
American International Group	46,786		2,974,654
BlackRock	3,452		1,255,561
Capital One Financial	24,430		1,917,999
Charles Schwab	48,422		1,632,306
Citigroup	94,248		5,097,874
Communications Sales & Leasing	40,594		789,553
E*TRADE Financial	52,740	[f]	1,604,878
FNF Group	16,215		581,308
Hartford Financial Services Group	24,551		1,120,508

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Intercontinental Exchange	7,707		2,002,587
JPMorgan Chase & Co.	116,754		7,785,157
Morgan Stanley	71,593		2,455,640
PNC Financial Services Group	18,585		1,775,053
Prudential Financial	50,935		4,408,424
Raymond James Financial	9,912		582,132
Synchrony Financial	64,221		2,044,154
TD Ameritrade Holding	31,517		1,154,468
Voya Financial	83,666		3,405,206
Wells Fargo & Co.	41,676		2,296,348
			46,181,615
Health Care—8.1%
Allergan	2,052	[f]	644,102
Biogen	2,480	[f]	711,413
Boston Scientific	51,436	[f]	940,250
Bristol-Myers Squibb	27,690		1,855,507
Cardinal Health	17,117		1,486,611
Eli Lilly & Co.	19,798		1,624,228
Express Scripts Holding	28,075	[f]	2,399,851
Medtronic	25,263		1,903,314
Merck & Co.	37,963		2,012,419
Pfizer	178,577		5,851,968
UnitedHealth Group	27,098		3,054,216
			22,483,879
Industrial—5.0%
Delta Air Lines	36,175		1,680,691
FedEx	5,539		878,153
Honeywell International	11,000		1,143,450
Leucadia National	24,555		434,132
Northrop Grumman	12,486		2,326,891
Owens Corning	12,075		565,593
Raytheon	22,772		2,824,411
United Technologies	41,351		3,971,764
			13,825,085
Information Technology—11.4%
Accenture, Cl. A	16,624		1,782,425
Alphabet, Cl. A	2,280	[f]	1,739,298

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Alphabet, Cl. C	4,550	[f]	3,378,830
Apple	37,628		4,451,392
Applied Materials	74,606		1,400,355
Cisco Systems	223,130		6,080,293
Citrix Systems	6,879	[f]	527,413
Cognizant Technology Solutions, Cl. A	15,921	[f]	1,028,178
Facebook, Cl. A	13,137	[f]	1,369,401
Hewlett-Packard Enterprise	24,561		364,976
HP	40,135		503,293
Microchip Technology	56,972	[c]	2,750,608
Micron Technology	33,220	[f]	529,195
Oracle	55,437		2,160,380
salesforce.com	12,065	[f]	961,460
Texas Instruments	25,708		1,494,149
Visa, Cl. A	13,225		1,044,907
			31,566,553
Materials—3.2%
CF Industries Holdings	24,210		1,117,049
Dow Chemical	42,384		2,209,478
Mosaic	15,850		501,494
Newmont Mining	28,756		529,398
Packaging Corporation of America	16,373		1,113,200
Vulcan Materials	33,766		3,466,755
			8,937,374
Telecommunications—2.1%
AT&T	176,243		5,934,102
Total Common Stocks (cost $166,619,203)			183,748,545

Short-Term Investments—.0%	Principal Amount ($)		Value ($)
U.S. Treasury Bills; 0.14%, 2/11/16 (cost $44,988)	45,000		44,988

Other Investment—4.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $11,010,610)	11,010,610	[g]	11,010,610

Investment of Cash Collateral for Securities Loaned—1.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $2,984,072)	2,984,072	[g]	2,984,072
Total Investments (cost $263,634,737)	101.0%		280,857,363
Liabilities, Less Cash and Receivables	(1.0%)		(2,860,696)
Net Assets	100.0%		277,996,667

ETF—Exchange-Traded Funds
GO—General Obligation
REIT—Real Estate Investment Trust

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, these securities were valued at $8,280,565 or 3.0% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan. At November 30, 2015, the value of the fund’s securities on loan was $8,506,903 and the value of the collateral held by the fund was $8,684,837, consisting of cash collateral of $2,984,072 and U.S. Government & Agency securities valued at $5,700,765.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
Value (%)
Common Stocks	66.0
U.S. Government Agencies/Mortgage-Backed	17.4
Corporate Bonds	9.2
Short-Term/Money Market Investments	5.1
Commercial Mortgage-Backed	1.5
Asset-Backed	1.0
Municipal Bonds	.5
Foreign/Governmental	.3
101.0

†  Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,506,903)—Note 1(c):
Unaffiliated issuers	249,640,055	266,862,681
Affiliated issuers	13,994,682	13,994,682
Cash		14,666
Cash denominated in foreign currency	2,834	2,318
Receivable for investment securities sold		1,431,525
Dividends, interest and securities lending income receivable		814,952
Receivable for shares of Beneficial Interest subscribed		100,933
Prepaid expenses		48,784
		283,270,541
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		272,610
Liability for securities on loan—Note 1(c)		2,984,072
Payable for investment securities purchased		1,761,338
Payable for shares of Beneficial Interest redeemed		152,252
Accrued expenses		103,602
		5,273,874
Net Assets ($)		277,996,667
Composition of Net Assets ($):
Paid-in capital		251,852,548
Accumulated undistributed investment income—net		2,296,065
Accumulated net realized gain (loss) on investments		6,625,944
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		17,222,110
Net Assets ($)		277,996,667

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Z
Net Assets ($)	185,781,049	32,402,791	4,860,142	17,879,490	37,073,195
Shares Outstanding	8,703,496	1,524,132	227,005	835,051	1,741,750
Net Asset Value Per Share ($)	21.35	21.26	21.41	21.41	21.29

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Income:
Interest	2,364,996
Cash dividends (net of $3,784 foreign taxes withheld at source):
Unaffiliated issuers	3,347,266
Affiliated issuers	10,341
Income from securities lending—Note 1(c)	20,850
Total Income	5,743,453
Expenses:
Management fee—Note 3(a)	2,231,425
Shareholder servicing costs—Note 3(c)	865,470
Distribution fees—Note 3(b)	245,649
Professional fees	97,000
Registration fees	74,796
Custodian fees—Note 3(c)	43,883
Prospectus and shareholders’ reports	40,370
Trustees’ fees and expenses—Note 3(d)	19,360
Loan commitment fees—Note 2	3,083
Miscellaneous	53,716
Total Expenses	3,674,752
Less—reduction in expenses due to undertaking—Note 3(a)	(201,024)
Less—reduction in fees due to earnings credits—Note 3(c)	(337)
Net Expenses	3,473,391
Investment Income—Net	2,270,062
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,267,033
Net realized gain (loss) on financial futures	(8,827)
Net Realized Gain (Loss)	15,258,206
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,711,587)
Net Realized and Unrealized Gain (Loss) on Investments	2,546,619
Net Increase in Net Assets Resulting from Operations	4,816,681

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	2,270,062	2,273,131
Net realized gain (loss) on investments	15,258,206	24,068,968
Net unrealized appreciation (depreciation) on investments	(12,711,587)	(2,473,736)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,816,681	23,868,363
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,456,317)	(1,563,200)
Class C	(23,303)	(18,760)
Class I	(43,107)	(28,524)
Class J	(210,207)	(216,891)
Class Z	(395,850)	(385,121)
Net realized gain on investments:
Class A	(13,663,146)	(2,354,940)
Class C	(2,500,582)	(402,193)
Class I	(305,826)	(33,828)
Class J	(1,497,529)	(263,963)
Class Z	(2,993,984)	(518,518)
Total Dividends	(23,089,851)	(5,785,938)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	21,573,347	9,442,324
Class C	6,023,945	6,101,334
Class I	1,705,066	2,327,336
Class J	523,962	414,785
Class Z	1,558,514	1,152,809
Dividends reinvested:
Class A	14,048,801	3,626,009
Class C	1,702,050	291,697
Class I	312,292	54,840
Class J	1,613,327	460,702
Class Z	3,229,317	864,634
Cost of shares redeemed:
Class A	(21,186,310)	(23,544,050)
Class C	(7,092,872)	(6,162,807)
Class I	(985,815)	(1,111,138)
Class J	(3,149,608)	(2,455,187)
Class Z	(5,073,523)	(5,587,355)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	14,802,493	(14,124,067)
Total Increase (Decrease) in Net Assets	(3,470,677)	3,958,358
Net Assets ($):
Beginning of Period	281,467,344	277,508,986
End of Period	277,996,667	281,467,344
Undistributed investment income—net	2,296,065	2,003,817

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	1,013,876	430,771
Shares issued for dividends reinvested	668,672	169,996
Shares redeemed	(992,534)	(1,074,779)
Net Increase (Decrease) in Shares Outstanding	690,014	(474,012)
Class C
Shares sold	284,349	281,833
Shares issued for dividends reinvested	80,781	13,637
Shares redeemed	(332,557)	(284,023)
Net Increase (Decrease) in Shares Outstanding	32,573	11,447
Class I
Shares sold	79,847	105,018
Shares issued for dividends reinvested	14,850	2,568
Shares redeemed	(46,414)	(50,024)
Net Increase (Decrease) in Shares Outstanding	48,283	57,562
Class J
Shares sold	24,933	19,004
Shares issued for dividends reinvested	76,716	21,579
Shares redeemed	(146,690)	(111,746)
Net Increase (Decrease) in Shares Outstanding	(45,041)	(71,163)
Class Z
Shares sold	73,362	52,960
Shares issued for dividends reinvested	154,365	40,689
Shares redeemed	(238,938)	(257,550)
Net Increase (Decrease) in Shares Outstanding	(11,211)	(163,901)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.86	21.43	18.03	16.26	15.94
Investment Operations:
Investment income—net[a]	.18	.19	.18	.21	.21
Net realized and unrealized gain (loss) on investments	.21	1.71	3.45	1.79	.35
Total from Investment Operations	.39	1.90	3.63	2.00	.56
Distributions:
Dividends from Investment income—net	(.18)	(.19)	(.23)	(.23)	(.24)
Dividends from net realized gain on investments	(1.72)	(.28)	—	—	—
Total Distributions	(1.90)	(.47)	(.23)	(.23)	(.24)
Net asset value, end of period	21.35	22.86	21.43	18.03	16.26
Total Return (%)[b]	1.84	8.99	20.40	12.50	3.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.27	1.32	1.37	1.36
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.86	.86	.91	1.19	1.23
Portfolio Turnover Rate	114.35	110.18	112.56	117.20	99.71[c]
Net Assets, end of period ($ x 1,000)	185,781	183,228	181,922	151,113	151,210

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 was 97.61%.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.77	21.34	17.94	16.17	15.84
Investment Operations:
Investment income—net[a]	.02	.02	.04	.08	.08
Net realized and unrealized gain (loss) on investments	.21	1.70	3.45	1.78	.35
Total from Investment Operations	.23	1.72	3.49	1.86	.43
Distributions:
Dividends from investment income—net	(.02)	(.01)	(.09)	(.09)	(.10)
Dividends from net realized gain on investments	(1.72)	(.28)	—	—	—
Total Distributions	(1.74)	(.29)	(.09)	(.09)	(.10)
Net asset value, end of period	21.26	22.77	21.34	17.94	16.17
Total Return (%)[b]	1.05	8.16	19.56	11.58	2.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.01	2.05	2.08	2.04
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.94
Ratio of net investment income to average net assets	.11	.11	.18	.44	.48
Portfolio Turnover Rate	114.35	110.18	112.56	117.20	99.71[c]
Net Assets, end of period ($ x 1,000)	32,403	33,966	31,582	36,703	38,205

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 was 97.61%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.93	21.49	18.08	16.31	15.97
Investment Operations:
Investment income—net[a]	.24	.24	.23	.25	.25
Net realized and unrealized gain (loss) on investments	.20	1.72	3.46	1.80	.36
Total from Investment Operations	.44	1.96	3.69	2.05	.61
Distributions:
Dividends from Investment income—net	(.24)	(.24)	(.28)	(.28)	(.27)
Dividends from net realized gain on investments	(1.72)	(.28)	—	—	—
Total Distributions	(1.96)	(.52)	(.28)	(.28)	(.27)
Net asset value, end of period	21.41	22.93	21.49	18.08	16.31
Total Return (%)	2.07	9.27	20.68	12.75	3.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.01	1.05	1.09	1.04
Ratio of net expenses to average net assets	.95	.95	.95	.95	.94
Ratio of net investment income to average net assets	1.11	1.09	1.17	1.45	1.48
Portfolio Turnover Rate	114.35	110.18	112.56	117.20	99.71[b]
Net Assets, end of period ($ x 1,000)	4,860	4,099	2,604	2,184	2,086

a Based on average shares outstanding.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 was 97.61%.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.93	21.49	18.06	16.29	15.96
Investment Operations:
Investment income—net[a]	.24	.24	.22	.23	.23
Net realized and unrealized gain (loss) on investments	.20	1.71	3.47	1.80	.36
Total from Investment Operations	.44	1.95	3.69	2.03	.59
Distributions:
Dividends from Investment income—net	(.24)	(.23)	(.26)	(.26)	(.26)
Dividends from net realized gain on investments	(1.72)	(.28)	—	—	—
Total Distributions	(1.96)	(.51)	(.26)	(.26)	(.26)
Net asset value, end of period	21.41	22.93	21.49	18.06	16.29
Total Return (%)	2.07	9.24	20.71	12.67	3.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.99	1.03	1.06	1.03
Ratio of net expenses to average net assets	.95	.95	.98	1.06	1.03
Ratio of net investment income to average net assets	1.11	1.11	1.13	1.33	1.39
Portfolio Turnover Rate	114.35	110.18	112.56	117.20	99.71[b]
Net Assets, end of period ($ x 1,000)	17,879	20,184	20,441	19,499	21,430

a Based on average shares outstanding.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 was 97.61%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Z Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.81	21.37	17.94	16.20	15.88
Investment Operations:
Investment income—net[a]	.22	.23	.20	.19	.21
Net realized and unrealized gain (loss) on investments	.21	1.70	3.45	1.78	.35
Total from Investment Operations	.43	1.93	3.65	1.97	.56
Distributions:
Dividends from Investment income—net	(.23)	(.21)	(.22)	(.23)	(.24)
Dividends from net realized gain on investments	(1.72)	(.28)	—	—	—
Total Distributions	(1.95)	(.49)	(.22)	(.23)	(.24)
Net asset value, end of period	21.29	22.81	21.37	17.94	16.20
Total Return (%)	1.96	9.18	20.58	12.34	3.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.10	1.17	1.28	1.19
Ratio of net expenses to average net assets	1.03	1.01	1.10	1.28	1.19
Ratio of net investment income to average net assets	1.03	1.05	1.02	1.11	1.23
Portfolio Turnover Rate	114.35	110.18	112.56	117.20	99.71[b]
Net Assets, end of period ($ x 1,000)	37,073	39,991	40,960	38,848	39,744

a Based on average shares outstanding.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 was 97.61%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Opportunity Fund (the “fund”) is the sole series of Dreyfus Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar

NOTES TO FINANCIAL STATEMENTS (continued)

securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Asset-Backed	—	2,868,000	—	2,868,000
Commercial Mortgage-Backed	—	4,251,379	—	4,251,379
Corporate Bonds†	—	25,339,851	—	25,339,851
Equity Securitiesâ€•Domestic Common Stocks†	183,635,414	—	—	183,635,414
Exchange-Traded Funds	113,131	—	—	113,131
Foreign Government	—	870,138	—	870,138
Municipal Bonds†	—	1,253,765	—	1,253,765
Mutual Funds	13,994,682	—	—	13,994,682
U.S. Government Agencies/Mortgage-Backed	—	26,578,471	—	26,578,471
U.S. Treasury	—	21,952,532	—	21,952,532

† See Statement of Investments for additional detailed categorizations.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2015, The Bank of New York Mellon earned $5,265 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	8,455,485	34,328,640	31,773,515	11,010,610	4.0
Dreyfus Institutional Cash Advantage Fund	—	41,054,719	38,070,647	2,984,072	1.1
Total	8,455,485	75,383,359	69,844,162	13,994,682	5.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,296,065, undistributed capital gains $12,628,685, accumulated capital losses $4,592,023 and unrealized appreciation $15,811,392.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2015. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $4,084,685 of the carryover expires in fiscal year 2017, $359,386 expires in fiscal year 2018 and $147,952 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: ordinary income $4,386,175 and $2,212,496, and long-term capital gains $18,703,676 and $3,573,442, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, dividend reclassification and consent fees, the fund increased accumulated undistributed investment income-net by $150,970 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2014 through April 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $201,024 during the period ended November 30, 2015.

During the period ended November 30, 2015, the Distributor retained $11,812 from commissions earned on sales of the fund’s Class A shares and $363 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $245,649 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $462,668 and $81,883, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2015, Class Z shares were charged $30,152 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $108,529 for transfer agency services and $7,006 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $337.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $43,883 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $13,230 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $182,410, Distribution Plan fees $19,909, Shareholder Services Plan fees $45,956, custodian fees $24,500, Chief Compliance Officer fees $2,118 and transfer agency fees $13,000, which are offset against an expense reimbursement currently in effect in the amount of $15,283.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 2015, amounted to $306,582,862 and $313,851,351, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At November 30, 2015, there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

Average Market Value ($)
Interest rate financial futures	600,332

At November 30, 2015, the cost of investments for federal income tax purposes was $265,045,455; accordingly, accumulated net unrealized appreciation on investments was $15,811,908, consisting of $23,347,576 gross unrealized appreciation and $7,535,668 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Balanced Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Balanced Opportunity Fund (the sole series comprising Dreyfus Manager Funds II) as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Opportunity Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 65.48% of the ordinary dividends paid during the fiscal year ended November 30, 2015 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,803,655 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.1849 per share as a short-term capital gain distribution and $1.5320 per share as a long-term capital gain distribution paid on December 31, 2014.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (76)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Balanced Opportunity Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Z: DBOZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6000AR1115

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,694 in 2014 and $39,661 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,942 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,893 in 2014 and $3,369 in 2015.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,198 in 2014 and $1,059 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2014 and $-0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,624,689 in 2014 and $19,802,219 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds II

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification Registrant's telephone number, of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)